Exhibit 10.3

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”), is entered into as of July 29, 2011, by and between WELLS/FREMONT ASSOCIATES, a Georgia joint venture ("Seller"), and LIGHTHOUSE WORLDWIDE SOLUTIONS, INC., a California corporation ("Purchaser"). The parties hereto are sometimes jointly called the “Parties.”
R E C I T A L S:
A.Buyer and Seller have entered into that certain PURCHASE AND SALE AGREEMENT effective as of June 3, 2011 (“Original Purchase Agreement”), as amended by that certain FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of July 20, 2011 (“First Amendment”, the Original Purchase Agreement and First Amendment are collectively referred to herein as “Purchase Agreement”), for the purchase and sale of that certain real property more particularly described in the Purchase Agreement (the “Property”).
B.Buyer and Seller desire to extend the Financing Contingency Period on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements hereinafter set forth, the Parties hereby agree as follows:
1.Financing Contingency Period. The Financing Contingency Period is extended such that it expires as of 5:00 pm, Pacific Time, August 8, 2011.
2.Binding Effect. This Second Amendment shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
3.Counterparts. This Second Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all of the Parties, notwithstanding that all such parties are not signatories to the original or the same counterpart.
4.Confirmation of the Purchase Agreement. Except as set forth in this Second Amendment, the Purchase Agreement is not being amended, supplemented or otherwise modified, and all of the undersigned agree that the terms, conditions and agreements set forth in the Purchase Agreement are hereby ratified and confirmed and shall continue in full force and effect. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the day first above written.

Seller:

WELLS/FREMONT ASSOCIATES
a Georgia Joint Venture

PIEDMONT OPERATING
PARTNERSHIP, LP
a Delaware limited partnership

By:Piedmont Office Realty Trust, Inc.
a Maryland corporation
Its:General Partner

By: /s/ Robert E. Bowers
Name: Robert E. Bowers
Its: Executive Vice President

FUND X AND FUND XI ASSOCIATES
a Georgia joint venture

By:Wells Real Estate Fund X, L.P.
a Georgia limited partnership

By:Wells Partners, L.P.
a Georgia limited partnership,
as General Partner

By:Wells Capital, Inc.
a Georgia corporation,
as General Partner

By: /s/ Randall D. Fretz
Name: Randall D. Fretz
Its: Sr. Vice President

By: /s/ Randall D. Fretz
        Leo F. Wells, III, as General
        Partner, by and through Randall D. Fretz,
        as attorney in fact
Buyer: LIGHTHOUSE WORLDWIDE SOLUTIONS, INC. a California corporation By: /s/ Tae Yun Kim Name: Tae Yun Kim Title: CEO & Chairman

By:Wells Real Estate Fund XI, L.P.
a Georgia limited partnership

By:Wells Partners, L.P.
a Georgia limited partnership,
as General Partner

By:Wells Capital, Inc.
a Georgia corporation,
as General Partner

By: /s/ Randall D. Fretz
Name: Randall D. Fretz
Its: Sr. Vice President

By: /s/ Randall D. Fretz
        Leo F. Wells, III, as General
        Partner, by and through Randall D. Fretz,
         as attorney in fact